UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Five Tower Bridge

300 Barr Harbor Drive, Suite 560

West Conshohocken, PA 19428

(Address of principal executive offices)

(Zip code)

Five Tower Bridge

300 Barr Harbor Drive, Suite 560

West Conshohocken, PA 19428

(Name and address of agent for service)

With Copy To:

Carl Frischling, Esq.

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Conestoga Small Cap Fund

Annual Report

September 30, 2003

November 30, 2003

To the Shareholders of the Conestoga Small Cap Fund,

The inaugural year of your fund’s existence has been very successful.   After treading water for the first six months, your fund advanced about 23% for the full year.  Most of the popular indices were also up for the year.

Will performance continue at this rate? We don’t pretend to be market timers and we are not going to make a prediction for next year, but we do have a strong core belief that over long periods of time, fundamentals will drive stock prices.

We realize that both individual and institutional investors are prone to periods of irrationality and from time to time will push markets to excess.  Such irrational excesses occurred leading up to the 1929-33, 1973-74, and 1999-2002 corrections. However, even these major corrections when viewed over the long-term seem to smooth out.

In every single ten-year period (measured monthly) beginning in January 1977, the market as measured by the Dow Jones Industrial Average has more than doubled. This works out to be at least an 8.7% annualized return and as much as more than 16% annualized.  Sure, there have been ups and downs, major contractions and raging bull markets. The point is, the long-term investor has done quite well and quality prevails over time.

From 1996 to October 31, 2003, small cap companies outperformed their larger brethren for many reasons which we have described to you in earlier communications.  While large caps did outperform during the 1996-98 period, the opposite was true in the 2000-03 time frame. Overall, since 1996, including the banner years of the internet bubble, small caps have produced higher returns than large caps. The fundamental nature of smaller companies leads us to believe that over long periods of time smaller companies will outperform larger companies.

Because of this belief, we will continue to buy companies with solid financial characteristics, strong business plans, and excellent management teams that are shareholder oriented. We will adhere to our philosophies and will not be swayed by short term influences, fads, or periods of speculation.

Small cap companies should be part of a diversified portfolio and we thank you for entrusting your assets to us.

Industry Developments

The last year has seen a continuation of the discovery of bad behavior by business people.  This time the culprits are mutual fund managers and brokers selling mutual funds. Because of these abuses and prior ones in the corporate sector, we are now subjected to many reporting and business practices requirements.  These may directly impact you for better or worse, but they will definitely increase the administrative efforts needed to run a mutual fund.  We thought you might like to know where we stand on some of these industry issues.

Fund Expenses

If you invested $10,000 in the Fund when we started, your share of last year’s cost was $154.  Of this, $120 went to Conestoga Capital Advisors as investment advisor, $15.81 went to Conestoga Capital Advisors for shareholder services and the remainder was used to pay for Trustee expenses. Unlike other funds, Conestoga Capital Advisors, LLC pays all of the Fund expenses (except for Trustee expenses, brokerage fees, extraordinary expenses, and 12(b)-1 Distribution and Shareholder Servicing expenses) out of its investment advisory fee.

Portfolio Turnover, Capital Gains, Brokerage Commissions, and Business Arrangements

For the full year, our portfolio turnover was only 33% with most of the trading taking place in the first several months of the Fund’s life.  For the first six months of the Fund’s life turnover was about 30%, and it was much lower in the second six months.

Although we had substantial unrealized capital gains during this fiscal year, we managed the portfolio so that there will be no taxable distributions for 2003.

Last year the Fund paid about $12,500 in brokerage commissions.  For the investor that invested $10,000 when the Fund started this amounted to approximately $70.  Our average brokerage commission was about $0.07 per share bought or sold. Some of the commissions were used to pay for specialized small cap research services that enabled our investment advisor to better manage all of the small cap portfolios under their discretion, including the Fund.  No brokerage commissions were ever used to “reward” brokers for selling the Fund, nor were any Fund resources used in any way other than that which is described above. Conestoga Capital Advisors has offered to use its resources to help the Fund grow, which in turn should lower the expenses for all shareholders.

Late Trading and Market Timing

With a small shareholder base we are aware of every transaction in the Fund.  We have had very little trading in the Fund since its inception and none of it has been after the cut-off time described in our prospectus (4:00 PM Eastern Time on days when the New York Stock Exchange is open).  We have asked brokers who have submitted orders to us to verify that the trades they sent us were entered before 4:00 PM.  We have been able to confirm that all trades that were entered through brokers were received by the brokerage firm before 4:00PM.  We have had no market timers purchase or sell Fund shares.

Personal Trading by Fund Portfolio Managers or Officers of the Fund

Personal trading by the portfolio managers of the Fund, as well as officers and employees of the investment advisor, are guided by the Fund’s Code of Ethics as well as by Conestoga Capital Advisors’ Code of Ethics.  These Codes prohibit the purchase or sale of any security being purchased or sold by the Fund while the Fund is buying or selling the same security.  The Codes cover a number of other aspects of personal trading.  The Fund’s Code of Ethics as well as Conestoga Capital Advisors’ is available by calling 1-800-320-7790.

Number of Shareholders and Size of the Fund

The Fund is only one year old, and not surprising, it is very small.  We had 59 shareholders and net assets of $2,896,262 at the end of the fiscal year.  The average investment in the Fund per shareholder account was approximately $49,100.  Officers and Trustees of the Fund own about 52% of the Fund.

Fund Holdings, Proxy Voting Policy, Proxy Voting Record

The Fund displays its portfolio holdings every month with a one month lag on its web page, www.conestogacapital.com

The Fund’s Proxy Voting Policy is available to any shareholder requesting it.  Please call 1-800-320-7790.  The actual voting record will be published on our web page.

Administration, Accounting, Transfer Agent, and Shareholder Communication

During the year, the Fund terminated its relationship with InCap Services, the original fund administrator, fund accountant, transfer agent, and distributor.  The Trustees selected Mutual Shareholder Services to be the fund accountant and transfer agent, while fund administration was assigned to Conestoga Capital Advisors.  The Fund is now its own distributor.  These changes had no impact on Fund costs as the costs for all of these services are paid by the investment advisor.

Information about the Conestoga Small Cap Fund can be found on our website www.conestogacapital.com or on our transfer agent’s website www.mutualss.com.  We encourage you to visit these websites for important information about your fund.

Thank You,

/s/W. Christopher Maxwell

W. Christopher Maxwell

Chairman and Chief Executive Officer

Conestoga Funds

November 30, 2003

November 30, 2003

Dear Fellow Shareholders,

From October 1, 2002 through September 30, 2003, the stock market has taken a 180 degree turn.  It seems like a lifetime ago that investors were stung by three years of double-digit losses, and mutual fund investors were making significant withdrawals from equity mutual funds and pouring their money into fixed income mutual funds, real estate and alternative investments.  During the years 2000 through 2002, the equity markets favored companies possessing strong fundamental characteristics, such as high returns on equity (ROE) and conservative valuation metrics.  However, over the last six months of 2003, equity investors have switched their focus towards more speculative companies with low returns on equity, high betas, high price/earnings ratios, and leveraged business models, both financially and economically.  Today, investors are sitting on double-digit gains, favoring riskier stocks and paying less attention to valuation metrics.

The more risk-tolerant stock market environment of today manifests itself in several statistics.  According to an October 2, 2003 CSFB report, Russell 2000 companies with negative or zero earnings (approximately 186 companies) posted a staggering 74.9% return in the first nine months of 2003.  Additionally, the same CSFB report showed that the highest beta stocks within the Russell 2000, posted a 64.3% return for the same nine month period.  The returns of the non-earnings and high-beta stocks have distorted the returns of the Russell 2000 index.

During its first fiscal year, the Conestoga Small Cap Fund posted a 22.97% total return, reflecting a strong equity market in general, and in particular, for small cap stocks.  On a relative basis, the Fund underperformed the Russell 2000 Index due to its more rigorous investment criteria.  In short, our relatively conservative approach has put us at a disadvantage during this short period of time, but we believe it will serve us well in the long-term.  While investors often allow the stock price to dictate their perspective on the fundamental merits of a company, the Fund’s approach focuses on evaluating the underlying strength of a business.  As long as the fundamentals of a business (not a stock) are intact, we will maintain our position in a company.  The strength of the Fund’s holdings can be seen in the Fund’s return on equity which was 18.08% versus 8.90% for the Russell 2000 Index.  While we certainly do not enjoy the relative short-term underperformance, we remain committed to an investment approach and discipline that focuses on long-term results.

We thank you for your confidence and appreciate your support.

Sincerely,

/s/William C. Martindale, Jr.

/s/Robert M. Mitchell

William C. Martindale, Jr.

Robert M. Mitchell

Portfolio Manager

Portfolio Manager

Comparison of Changes in Value of $10,000 Since Inception

Conestoga Small Cap Fund

Average Annual Total Return:

For the Year Ended September 30, 2003:  22.97%

Russell 2000 Index

Average Annual Total Return:

For the Year Ended September 30, 2003:  32.49%

S&P 600 Index

Average Annual Total Return:

For the Year Ended September 30, 2003:  23.30%

Conestoga Small Cap Fund $12,297
Russell 2000 Index $13,249
S&P 600 Index $12,330
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03
Apr-03
May-03
Jun-03
Jul-03
Aug-03
Sep-03

CONESTOGA SMALL CAP FUND

			Schedule of Investments
		September 30, 2003
Shares/Principal Amount		Market Value

COMMON STOCKS
Abrasive, Asbestos & Miscellaneous Nonmetallic Mineral Products
2,000	CARBO Ceramics, Inc.	$ 72,320	2.50%

Biological Products (No Disgnostic Substances)
2,500	Integra Lifesciences Holdings Co. *	70,725
2,500	Techne Corp. *	79,475
		150,200	5.19%

Canned Fruits, Veg., Preserves, Jams, & Jellies
1,250	J. M. Smucker Company	52,700	1.82%

Computer Network Equipment
6,000	Computer Network Tech. Corp. *	52,080	1.80%

Computer Peripheral Equipment
2,000	Avocent Corp. *	60,580	2.09%

Computer Storage Devices
3,500	Drexler Technology Corp. *	49,070
2,000	Hutchinson Technology Inc. *	65,840
		114,910	3.97%
Consumer Financial Services
1,750	Financial Federal Corp.	53,392	1.84%

Crude Petroleum & Natural Gas
2,500	Evergreen Resources, Inc. *	67,500	2.33%

General Industrial Machinery & Equipment
2,000	CUNO, Inc. *	78,380	2.71%

Millwood, Millwood, Veneer, Plywood, & Structural Wood Members
1,500	American Woodmark Corp.	67,140	2.32%

Miscellaneous Chemical Products
2,500	WD-40 Co.	79,500	2.74%

Miscellaneous Fabricated Products
1,750	Simpson Manufacturing Co., Inc. *	71,558
2,500	Matthew's International Corp.	66,050
		137,608	4.75%
Miscellaneous Transportation Equipment
1,000	Polaris Industries, Inc.	74,150	2.56%

Motor Homes
1,000	Winnebago Industries, Inc.	44,580	1.54%

Motor Vehicle Parts & Accessories
1,250	Gentex Corp.	43,538	1.50%

Motor Vehicles & Passenger Car Bodies
2,000	Oshkosh Truck Corp. *	79,220	2.74%

Office Supplies
5,000	Ennis Business Forms, Inc.	67,050	2.31%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
3,000	Mentor Corp.	68,400	2.36%

Pumps & Pumping Equipment
1,500	Graco Inc.	56,325	1.94%

Retail- Eating Places
3,000	Ruby Tuesday, Inc.	72,330	2.50%

Retail- Miscellaneous Shopping Goods Store
3,000	Hancock Fabrics, Inc.	47,340	1.63%

Semiconductors & Related Devices
2,000	Integrated Circuit Systems Inc. *	60,080	2.07%

Services- Business Services
3,000	FTD, Inc. *	67,560	2.33%

Services- Computer Integrated Systems Design
3,000	Reynolds & Reynolds Co.	82,650	2.85%

Services- Computer Programming Services
3,750	Computer Programs & System, Inc.	67,687	2.34%

Services- Computer Programming, Data Processing, etc.
1,350	Factset Research Systems, Inc.	59,872	2.07%

Services- Miscellaneous Health & Allied Services
6,500	Hooper Holmes, Inc.	43,225	1.49%

Services- Personal Services
4,000	Coinstar, Inc. *	53,840	1.86%

Services- Prepackaged Software
2,500	Renaissance Learning Inc.	59,000	2.04%

Services- Radiation Monitoring
2,000	Landauer, Inc.	70,860	2.45%

State Commercial Banks
3,500	Boston Private Financial Holdings, Inc.	82,460	2.85%

Surgical & Medical Instruments & Apparatus
3,000	ICU Medical, Inc. *	81,420
2,750	Kensey Nash Corp. *	64,735
2,500	Orthofix International N.V. *	91,500
		237,655	8.21%

Telephone & Telegraph Apparatus
3,500	Inter-Tel, Inc.	85,925
3,000	Plantronics, Inc. *	71,610
		157,535	5.44%

Textile Mill Products
8,500	Unifi, Inc. *	40,800	1.41%

Trucking-No Local
1,250	Knight Transportation, Inc. *	31,512	1.09%

Wholesale- Miscellaneous Durable Goods
2,250	SCP Pool Corp. *	62,618	2.16%

Wholesale- Paper & Paper Products
2,500	School Specialty Inc. *	70,525	2.43%

	TOTAL COMMON STOCKS
	(Cost $2,472,632)	2,787,122	96.23%

SHORT-TERM INVESTMENTS
79,977	First American Prime Obligations Fund .40%	79,977	2.76%
	(Cost $79,977) (a)

	TOTAL INVESTMENTS
	(Cost $2,552,609)	2,867,099	98.99%

	Cash and other assets less liabilities	29,163	1.01%

	TOTAL NET ASSETS	2,896,262	100.00%

* Non income producing
(a) Variable rate security; the coupon rate shown represents the yeild at Setember 30, 2003.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities
September 30, 2003

Assets:
Investment Securities at Market Value	$ 2,867,099
(Identified Cost $2,552,609)
Cash	28,730
Subscriptions Receivable	15,350
Dividends Receivable	1,810
Interest Receivable	46
Total Assets	2,913,035
Liabilities:
Investment Advisory Fee Payable	3,114
Trustees' Fees Payable	1,212
Shareholder Servicing and Distribution Fees Payable	649
Payable for Securities Purchased	11,798
Total Liabilities	16,773
Net Assets	$ 2,896,262

Net Assets Consist of:
Paid In Capital	$ 2,591,234
Accumulated Net Investment Income (Loss)	(9,462)
Realized Gain (Loss) on Investments - Net	-
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Identified Cost - Net	314,490
Net Assets, for 235,913 Shares Outstanding	$ 2,896,262

Net Asset Value and Redemption Price
Per Share ($2,896,262/235,913 shares)	$ 12.28

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Operations
For the year ended September 30, 2003

Investment Income:
Dividends	$ 12,211
Interest	725
Total Investment Income	12,936
Expenses:
Investment Adviser Fees	22,442
Trustees' Expenses	3,526
Shareholder Servicing and Distribution Fees	2,971
Total Expenses	28,939

Net Investment Income (Loss)	(16,003)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	8,899
Unrealized Appreciation (Depreciation) on Investments	314,490
Net Realized and Unrealized Gain (Loss) on Investments	323,389

Net Increase (Decrease) in Net Assets from Operations	$ 307,386

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Changes in Net Assets
For the year
ended
September 30, 2003(a)
From Operations:
Net Investment Income (Loss)	$ (16,003)
Net Realized Gain (Loss) on Investments	8,899
Net Unrealized Appreciation (Depreciation)	314,490
Increase (Decrease) in Net Assets from Operations	307,386
From Distributions to Shareholders:
Net Investment Income	-
Net Realized Gain from Security Transactions	(2,358)
Change in Net Assets from Distributions	(2,358)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,709,503
Shares Issued on Reinvestment of Dividends	793
Cost of Shares Redeemed	(119,062)
Net Increase (Decrease) from Shareholder Activity	2,591,234

Net Increase (Decrease) in Net Assets	2,896,262

Net Assets at Beginning of Period	-
Net Assets at End of Period	$ 2,896,262

Share Transactions:
Issued	247,266
Reinvested	76
Redeemed	(11,429)
Net increase (decrease) in shares	235,913
Shares outstanding beginning of period	-
Shares outstanding end of period	235,913

(a) Commencement of operations October 1, 2002.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Financial Highlights
Selected data for a share outstanding throughout the period:	For the year
ended
September 30, 2003(a)
Net Asset Value -
Beginning of Period	$ 10.00
Net Investment Income (Loss)	(0.10)
Net Gains or Losses on Securities
(realized and unrealized)	2.39
Total from Investment Operations	2.29

Distributions (From Net Investment Income)	-
Distributions (From Capital Gains)	(0.01)
Total Distributions	(0.01)

Net Asset Value -
End of Period	12.28

Total Return (1)	22.97%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	2,896

Ratio of Expenses to Average Net Assets	1.54%
Ratio of Net Income to Average Net Assets	(0.85)%

Portfolio Turnover Rate	32.43%

(1) For periods of less than a full year, total return is not annualized
(a) Commencement of operations October 1, 2002.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2003

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware business trust on February 5, 2002. The Trust consists of one series, the Conestoga Small Cap Fund (the "Fund"). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to achieve long-term growth of capital. The Fund's registration statement became effective with the SEC and commenced operations on October 1, 2002.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Conestoga Capital Advisors, LLC (the “Adviser").  Accordingly, no organization costs have been recorded by the Fund.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Funds’ adviser, the last bid price does not accurately reflect the current value of the security.   All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the security, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.  Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses and post-October losses.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2003

(Continued)

Note 2.  Summary of Significant Accounting Policies (Continued)

Security Transactions- The Trust follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.

Estimates- Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund. Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average net asset value of the Fund. For the year ended September 30, 2003, the Adviser earned advisory fees of $22,442.  As of September 30, 2003, the Fund owed $3,114 to the Adviser.

The Trust, on behalf of the Fund, has adopted a distribution  plan (the "Distribution  Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for  other than existing shareholders, preparation and distribution of advertising material and sales literature and  payments  to dealers and shareholder  servicing  agents who enter into agreements with the Fund or its Distributor.  The Plan provides that the Fund will reimburse the Adviser and the Distributor for actual distribution and shareholder servicing expenses incurred by the Adviser and the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets.  On April 1, 2003, with Board approval, the Fund commenced the Rule 12b-1 accrual of 0.25% of average daily net assets.  During the year ended September 30, 2003, the Fund incurred $2,971 of Rule 12b-1 related expenses.  As of September 30, 2003, the Fund owed $649 to the Adviser for 12b-1 expenses.

Certain directors and officers of the Adviser are directors, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

The beneficial ownership, either directly or indirectly, of more that 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2003, National Financial Services Corporation held, for the benefit of others, in aggregate, approximately 95% of the Fund.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2003

(Continued)

Note 4. Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2003, were as follows:

Fund
Purchases	$ 3,070,150
Sales	$ 606,403

For Federal Income Tax purposes, the cost of investments owned at September 30, 2003 is $2,562,073.  The difference between book cost and tax cost consists of post-October loss deferrals in the amount of $9,464.  As of September 30, 2003, the gross unrealized appreciation on a tax basis totaled $411,537 and the gross unrealized depreciation totaled $106,511 for a net unrealized appreciation of $305,026.

Note 5. Capital Stock And Distributions to Shareholders

As of September 30, 2003, an indefinite number of shares of capital stock were authorized and Paid In Capital amounted to $2,591,234.  On December 18, 2002, a distribution of $.014313 per share was declared.  The dividend was paid on December 19, 2002, to shareholders of record on December 17, 2002.

The tax components of distribution paid during the fiscal year 2003 were as follows.

Distributions paid from:	2003
Ordinary income	$ 0
Short-term Capital Gain	2,358
Long-term Capital Gain	0
$ 2,358

As of September 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	$ 2
Undistributed long-term capital gain/ (accumulated losses)	0
Unrealized appreciation/ (depreciation)	305,026
$ 305,028

The difference between book basis and tax-basis unrealized appreciation is attributable primary to the tax deferral of post-October losses.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and

Board of Trustees

Conestoga Small Cap Fund

We have audited the accompanying statement of asset and liabilities of the Conestoga Small Cap Fund, including the schedule of portfolio investments as of September 30, 2003, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held as of September 30, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conestoga Small Cap Fund as of September 30, 2003, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/McCurdy & Associates CPA's, Inc.

Westlake, Ohio  44145

October 30, 2003

Trustees:

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the directors and officers of the Fund are set forth below. The Fund's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name, Address[1], Age Disinterested Trustees	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Director[2]
Michael R. Walker Age: 55	Trustee	Since 2002	Chairman and President of Eldertrust; Genesis Health Ventures Chairman 1985-2002	1	1 Eldertrust
Nicholas J. Kovich Age: 47	Trustee	Since 2002	Private Investor: Managing Director, Domestic Equity Portfolio Mangager for Morgan Stanley Investment Management 1996-2001	1	None
William B. Blundin Age: 66	Trustee	Since 2002	Bransford Investment Partners,LLC, CEO, Since 1997	1	None
Richard E. Ten Haken Age: 69	Trustee	Since 2002	Ten Haken & Assoc., Inc. President and CEO, Since 1992	1	None
Interested Trustees[3]
W. Christopher Maxwell Age: 61	Chairman & CEO, Trustee	Since 2002	Managing Partner Conestoga Capital Advisors, Since 2001; Maxwell Associates President & CEO, Since 1997	1	None
William C. Martindale Jr. Age: 60	President, Trustee	Since 2002	Managing Partner Conestoga Capital Advisors, Since 2001. Chief Investment Officer Martindale Andres & Co. 1989-2001, co-portfolio manager of the Fund	1	None

Notes:

1

Each director may be contacted by writing to the trustee, c/o Conestoga  Funds 300 Barr Harbor Drive Suite 560 West Conshohocken, Pa 19428.

2

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

3

Mr. Maxwell and Mr. Martindale are each officers of Conestoga Capital Advisors. Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

Board of Trustees

Mr. William B. Blundin

Mr. Richard E. Ten Haken

Mr. Michael R. Walker

Mr. Nicholas J. Kovich

Investment Adviser

Conestoga Capital Advisors

300 Barr Harbor Drive

Suite 560

West Conshohocken, PA  19428

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, OH  44141

Custodian

U.S. Bank , NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Auditors

McCurdy & Associates CPA’s, Inc.

27955 Clemens Rd.

Westlake, OH  44145

Counsel

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The Company has adopted a written code of ethics, sections of which apply to the Company’s President, Treasurer, and officers performing similar functions.  The provisions of these sections are reasonably designed to promote:

1.

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.

Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company;

3.

Compliance with applicable governmental laws, rules and regulations;

4.

The prompt reporting of violations of the code to an appropriate person or person identified in the code; and

5.

Accountability for adherence to the code.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Michael W. Walker and Nicholas J. Kovich are [independent] audit committee financial experts.

Michael W. Walker acquired his attributes through:

Experience as Chairman and President of Eldertrust ( A healthcare REIT)

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 1, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

Item 10.  Exhibits.

(a)(1)

Exhibit required by Item 10(a)(1) of Form N-CSR is filed herewith.

(a)(2)

Certifications required by Item 10(a)(2) of Form N-CSR are filed herewith.

(b)

Certification required by Item 10(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date December 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date December 5, 2003

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date December 5, 2003

* Print the name and title of each signing officer under his or her signature.